Exhibit 99.2

Trillerverz Brand Vision Company Overview FEBRUARY 2025

2 The Opportunity Disclaimer 2 About This Presentation In this presentation, the “Group”, “we”, “us” and “our” mean Triller Group Inc (the “Group” or “Triller”) and its subsidiaries . All amounts are in U . S . dollars unless otherwise indicated . The information contained herein does not purport to contain all of the information about the Group or Triller . Triller or its respective affiliates or representatives does not make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation . Forward Looking Statements This presentation contains forward - looking statements with respect to the Group . These forward - looking statements, by their nature, require the Group to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward - looking statements, including without limitation the successful and timely completion and the commercialization of the products referred to herein . Forward - looking statements are not guarantees of performance . These forward - looking statements, including financial outlooks and strategies or deliverables stated herein, may involve, but are not limited to, comments with respect to the Group’s business or financial objectives, its strategies or future actions, its projections, targets, expectations for financial condition or outlook for operations . Words such as “may”, “will”, “would”, “could”, “expect”, “believe”, “plan”, “anticipate”, “intend”, “estimate”, “continue”, or the negative or comparable terminology, as well as terms usually used in the future and conditional, are intended to identify forward - looking statements . Information contained in forward - looking statements is based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including perceptions of historical trends, current conditions and expected future developments, as well as other considerations that are believed to be appropriate in the circumstances . These assumptions are considered to be reasonable based on currently available information, but the reader is cautioned that these assumptions regarding future events, many of which are beyond its control, may ultimately prove to be incorrect since they are subject to risks and uncertainties that affect the Group and its business . The forward - looking information set forth herein reflects expectations as of the date hereof and is subject to change thereafter . The Group disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Undue reliance should not be placed on forward - looking statements . The forward - looking statements contained in this presentation are expressly qualified by this cautionary statement . This presentation is not intended to form the basis of any investment decision and there can be no assurance that any transaction will be undertaken or completed in whole or in part . The delivery of this presentation shall not be taken as any form of commitment on the part of the Group or its shareholders to proceed with any transaction, and no offers will subject the Group or its shareholders to any contractual obligations before definitive documentation has been executed . This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Triller, the Group, or any of their respective affiliates . This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Adjusted EBITDA . These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Group’s financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . You should be aware that the Group’s presentation of these measures may not be comparable to similarly - titled measures used by other companies . The Group believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Group’s financial condition and results of operations . The Group believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Group’s financial measures with other similar companies . These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non - GAAP financial measures . Industry and Market Data In this Presentation, Triller relies on and refers to certain information and statistics obtained from third - party sources which they believe to be reliable . Triller has not independently verified the accuracy or completeness of any such third - party information . Some data is also based on the good faith estimates of the Company which are derived from their respective reviews of internal sources as well as the independent sources described above . This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with the Company .

The Opportunity

Powerful drivers are combining to create a **once in a lifetime opportunity**.
- ✓ The **Creator Economy** is booming and on its way to becoming a $500+ billion marketplace.
- ✓ **Tech disruptions** and **uncertainties** creating previously unthought of opportunities.
- ✓ Platform problems and **unmet market needs** are further opening doors.

Triller Group Inc. provides three proven pathways for landgrab in the Creator Economy.

- ✓ **Triller App** is the most creator focused platform with a distinctive vision, plan and solution ready to go.
- ✓ It is already implementing its **innovative creator-friendly vision** ("savemytiktoks", new and improved app).
- ✓ With early successes, Triller App has gained the **right to win**.

- ✓ **BKFC and TrillerTV** are highly successful businesses creating and delivering authentic and unique content.
- ✓ Integrating them more closely will unlock tremendous value, following a **proven industry playbook**.
- ✓ Together, BKFC and TrillerTV are on a clear path to become a **global powerhouse**.

- ✓ **AGBA FinTech** offers a sophisticated distribution platform for financial services.
- ✓ Its innovative and efficient platform is growing revenue and on a **path to break-even**.
- ✓ AGBA FinTech solutions offer a window into **introducing financial services into the Creator Economy**.

Opportunity for **tremendous value creation** guided by highly experienced team across all businesses.
- ✓ Large **gap between current value and potential**.
- ✓ Cleaning up balance sheet opens up **wide range of funding options**.
- ✓ Ability to implement **value enhancing resolutions** for (media) legacy issues.

The Opportunity
3

4 The Opportunity Created in October 2024 though the merger of AGBA Group Holding Limited and Triller Corp. A Once in a Lifetime Opportunity Using our proven business models to create the best platform, content and supporting services for the creator economy 4

Triller Group: An Overview



Triller Group Inc
(listed on NASDAQ)
Social Media
TRILLER
Sports Streaming
TRILLER tv
Sports Content
BKFC
BY TRILLER
FinTech
AGBA
TRILLER
Amplify.ai
julius
Fangage
Hustle Engine
Sales
Marketing
Project operation, events, content programming
Talent and Music Partnership
AGBA Financial
one platform
TOT
FOCUS 富康
AGBA Health
TANDEM
zai
FinTech
Distribution
Health
Investment & Insurance
Customer/User Reach
Top 3 App
7mn+ Registered Users
>250mn Audience Reach Across 60 Countries
> 1mn Customers

5
5

The Opportunity The Creator Economy, valued at $250 billion in 2023 by Goldman Sachs, is expected to nearly double to $480 billion by 2027 . The Creator Economy is Booming  Source: eMarketer “US Social Network Ad Spend”, “Social Commerce Forecast, 2023”, “Creator Economy Revenues Forecast, 2024”; “Ch ina social commerce” 6

7 The Opportunity Traditional players are challenged by new forms of content creation, distribution and monetization. The bigger (traditional media) pie: $1.7 trillion today . Disruption (and Uncertainty) Creates Opportunities Creator 7 Consumer New Enabling Tools and Platforms x Emerging tools and platforms helping creators deliver and monetize content . x Creator related platforms accounting for 15% of media revenues and 50% of its growth over the last four years. x Fast growth of creator focused companies likely to continue given increasing volume gap between creator content and “corporate content”. x GenAI to further increase volume gap and decrease quality gap between creator and corporate content. x Demand for authenticity , falling trust of “corporations” to drive further growth. x Plus: demise of the mono - culture, growing importance of GenZ , closing of monetization gap (“Money follows eyeballs with a lag”).  Source: Doug Shapiro, “The Relentless, Inevitable March of the Creator Economy”, December 2024

The Opportunity

Problems and Unmet Needs Further Opening Doors

Incumbents in the Creator Economy are struggling to balance the needs of their own platforms versus the brands, users and creators. As a result, the needs of creators are often ill-served.

No Connections

Creators struggle to build authentic relationships with fans.

No Control

Platforms have full own & control of content, algo, and audiences.

No Monetization

~4% of creators make >$100K/yr. Even less on TikTok.

No Support

Platforms do not provide value added services to creators

8

Three Proven Pathways Into the Creator Economy Fans The App Content & Streaming Financial Tech Creators Advertisers Merchandisers Servicers 9 The Opportunity Tremendous opportunities for growing and scaling all our businesses across high - growth Creator Markets.

Trillerverz Brand Vision TRILLER APP

The New Generation of the Triller App. Become the most creator focused social platform in the world offering discovery , monetization , and ownership TRILLER 2.0 MISSION

Triller App Creators are the leading source of entertainment, recommendations, news, and education Why Focus on Creators? We focus on Creators Creators bring Fans Creators and fans bring Brands Creators, fans, and brands bring Company Value 12

13 Triller App → Marketing and Discovery → Meaningful connections with fans → Ownership and Control → Tools to build and grow a business → Meaningful monetization What Do Creators Want?

Our All - in - One Solution for Creator Success Connections Community Creators build meaningful connections with fans through community Monetization Merch, sponsorships, and more Diverse revenue streams including subscriptions, merch, and sponsorships Marketing AI powered tools Identify best fans & increase conversion using Hustle Engine and Amplify.ai Ownership & Control Fan contacts Complete control over audience data and content Discovery For You Feed Short videos and live streams to drive audience growth and be discovered by new fans

Triller App Service the Creators and the Fans and Brands will Follow How We Will Win 15 Word of mouth Bring fans Build meaningful connections Creators build their destiny AI Marketing Leverage creator reach to invite best fans to Triller Provide programming, moderation, & growth marketing Personalized Communities 15 Brand merch, content, and sponsorships with help from experts Monetization Get discovered by more fans on app & TV Discovery Own and control community, content, and fan data Ownership

16 Triller App Rejuvenize the app experience Redesign the UI/UX Invest in core features Enhanced creation tools, watch experience, and more Blitz Marketing Work with marketing agency and top tier creators Stage 1: Reignition (Q1 - Q2 ‘25) 1 2 3

Stage 2: Empower Ownership & Control (Q3 2025)

Set a NEW industry standard by empowering creators with ownership and control of their community, fan connections, and content.

1. **Partner with top-tier creators**
   Partner with creators across niches to build communities.

2. **Customization of Communities**
   Personalize community UI, onboarding, programming, and moderation.

3. **Growth Marketing with Amplify.ai**
   Help creators identify and engage with their best fans



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Triller App
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18 Triller App Empower top creators with monetization solutions, facilitate sponsorships with brands, and enable ad opportunities. Enable Commerce Launch shop features and hassle - free 3rd party integrations to help creators and brands sell products on Triller Exclusive Content & Partnerships Help creators launch paid content with Fangage and boost brand sponsorships with Julius Launch Ads Enable ad solutions and offer creators a significant percentage of the ad revenue Stage 3: Monetization (Q4 2025) 1 2 3

19 Triller App Positioned to Win: Creators Love Our Services Community SaaS Best - in - class community product rich with features for engagement and monetization 1 2 Marketing with Amplify.ai Automatically reach and engage fans across any social platform to grow Triller profile and community 3 Dedicated team Professional services team to help build, grow, and manage your community and business

Leveraging the Power of AI: Amplify.ai + Julius

What We Offer Today:

AI Powered Conversational Automation

- → Builder, Dashboard and Analytics Engine cross Platform
- → AI: Sentiment, Intent Scoring

Audience Construction / Management

- → 1st Party Data, custom ad targeting segments

Enterprise Integrations

- → Direct to CRM, Open API
- → 3rd Party: Shopify, OpenTable, Fandango

Self Service & Managed Influencer Platform

- → Professional Managed Services Available

Why These Brands Love it:

- → Increase awareness, engagement & loyalty
- → Drive e-Commerce Sales
- → Create personalized Content
- → Collect better data

Triller App
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Trillerverz Brand Vision BARE KNUCKLE FIGHTING CHAMPIONSHIP TRILLERTV

22 BKFC Why Bare Knuckle Fighting Championship is the next billion dollar combat sport. BKFC – One of the Fastest Growing Combat Sports Franchises - Peter Kahn Bare Knuckle Fighting could be posed for a US boom. - Los Angeles (AP) How David Feldman and BKFC are changing the fight game. “ “ “ Can David Feldman be the new king of combat sports? BKFC 41 has beaten the UFC again! “ “ Also featured on:

23 BKFC + TrillerTV → New sanctioned states – increased by 12 for a total of 40 → Increased overall attendance by 100% → Fastest Growing percentage of social media metrics in combat sports → 250M+ reach → PPV live viewers 300K+ / Rebroadcast 25M+ → Addition of multiple streaming platforms providing more views globally than our competition → Robust amount of media and press coverage → Surpassed 5 million visitors to our website → International growth of distribution to over 60 countries → Record breaking audience for our Spanish speaking broadcasts → Commercial viewing locations to over 5600 establishments BKFC Had A Phenomenal 2024

24 BKFC + TrillerTV 2025/2026: Opportunity for BKFC to Breakthrough $1bn valuation BKFC revenue trajectory is now at the same inflection point as where UFC was in 2005 . → Revenue of BKFC is showing the same trajectory as UFC 20 years ago. → BKFC revenue in 2022 = UFC 2003. → BKFC revenue in 2023/2024 = UFC 2004 BKFC highly successful events and ticket sales prove that BKFC is now ready to push through . → UFC leveraged its events and created a breakthrough moment through unique content, with skyrocketing revenue beyond ticket sales from PPV and Sponsorships (key UFC revenue streams tripled in 2005, again in 2006). → BKFC ticket sales in 2025 expected to be similar to UFC 2005, confirming that we are at a similar moment in time. → Time is now to translate highly successful events into exponential revenue growth (streaming, sponsorships, merchandizing, etc.). $ 1 billion valuation target is within 12 - month reach . Multiple initiatives being launched, including: • Securing a new platform deal with better economics and broader reach • Kickstart sponsorship, advertising, and merchandising efforts • Launch data - driven and optimized event marketing

25 7M+ Registered Users 48% in the US 1,500+ Live Events per Year BKFC + TrillerTV TrillerTV Made Similar Strides in 2024 950+ Content Partners ▪ Battle - tested platform delivering 1 . 5 K live sports events per year to 8 M+ registered viewers ▪ 10 , 000 + events streamed and millions of concurrent users ▪ Proven tech designed to address the unique challenges of premium live streaming ▪ La Liga, AEW, League of Portugal, Eredivise , Asian Cup Football, TopRank /ESPN, PBC/Fox, approved ▪ Widely available, incl . key mobile, TV and web platforms, and many US carriers ▪ Regularly handles multi $ M revenues per event ▪ Industry’s lowest PPV refund rate ( 0 . 5% ) ▪ Technical product built from scratch by Bulgarian - based visionaries

26 Triller TV Business Model 26 BKFC + TrillerTV Subscription Monthly and Annual SVOD services Pay Per View Premium stand alone events Free to view Linear FAST channel and on demand content Freemium Ad insertion capability in on demand content streams

Triller TV: Best-in-Class Technology

TrillerTV offers a mix of best-in-class technology and consumer features to provide one of the best streaming experiences in market

QoS & Scalability
Industry's best live streaming quality. Full redundancy, auto-scaling, smart multi-CDN, ...

Direct Cloud-to-TV
streaming tech
(7,000 TV models, Apple TV, Fire TV, Chromecast, Xbox, Roku, ...)

Seamless Paywall
Multiple options from Credit Card to PayPal to in-app

Fan Community Interaction Tools
Live chats, ratings, votings, reviews, follow, ...

Recommender System
Machine-learning engine for user level personalization

News
AI based news aggregation

BKFC + TrillerTV

27

28 Triller TV: Full Suite of Marketing Tools that are Ready to Go 28 BKFC + TrillerTV Delivering reach and scale through rich data and direct to consumer marketing automation Prediction Engine Event revenue prediction powered by deep learnin g Real Time Reporting Delivery of fully customize - able real - time performance reports User Re - engagement Multi - channel DRIP user communication Paid Media Automation across major paid networks Embed Solution Support for video embeds in third party websites Push Notifications Fully automated Web and App push notification program

Trillerverz Brand Vision AGBA and Fintech

30 AGBA / FINTECH AGBA: Sophisticated Platform for Financial Services Sells a wide range of financial products to retail and corporate customers through various types of sales representatives. Provides access to products and supporting services to internal and external distribution channels. Provides healthcare services to corporate customers through a network of doctors and clinics. Financial Health Invests in FinTech companies capturing strategic benefits as well as financial rewards Distribution Business Platform Business FinTech Business Healthcare Business

31 AGBA / FINTECH One Stop Financial Supermarket Leading Brands Product shelf includes more than 600 life insurance products from 24 providers, close to 1,000 investment products from 39 fund houses (+ general insurance, MPF and non - financial products). Digital end - to - end infrastructure

Trillerverz Brand Vision Corporate

33 Deep and Experienced Leadership Bench Sean Kim CEO, Triller Platform Wing - Fai Ng CEO and Director, Triller Group Desmond Shu Acting Chief Financial Officer of Triller Group David Feldman CEO of BKFC Kosta Jordanov CEO of TrillerTV Manoj Malhotra SVP of Tech Ops Eric Winter Pres, COO of TrillerTV Stefan Mayo SVP of Sales Mark Carbeck CFO of Triller Corp Corporate Almond Wong COO of Triller Group Jeroen Nieuwkoop CSO of Triller Group Tasha Nikpey COO of Triller Corp

Thank You For further information, please visit www.TrillerCorp.com Investor Relation Inquiries: ir@triller.co